                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        Date of Report - January 24, 2001
                        ---------------------------------
                        (Date of earliest event reported)



                               OWOSSO CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Pennsylvania                    0-25066                 23-2756709
-------------------------------   ----------------------     -------------------
(State or other jurisdiction of   Commission file number       (IRS Employer
incorporation or organization)                               Identification No.)


The Triad Building, 2200 Renaissance Boulevard
       Suite 150, King of Prussia, PA                             19406
-----------------------------------------------                 ----------
 (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (610) 275-4500
                                                           --------------

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OWOSSO CORPORATION
FORM 8-K
--------------------------------------------------------------------------------
TABLE OF CONTENTS


                                                                           Page
                                                                           ----
Item 2. Acquisition or Disposition of Assets                                3

Item 7. Financial Statements and Exhibits                                   3

Item 2. Acquisition or Disposition of Assets.

        This Form 8-K is filed to report the disposition of the Company's subsidiary, Sooner Trailer Manufacturing Company.


Item 7. Financial Statements and Exhibits.


        (b) Pro Forma Financial Information

        (c) Exhibits

              2.1 Stock Purchase Agreement between Sooner Investment Manufacturing Company (Purchaser) and Owosso Corporation (Seller), dated January 19, 2001.

              2.2 Stock Purchase and Redemption Agreement among Owosso Corporation, MEPC, L.L.C., the Landover Company (d/b/a "Dura-Bond Bearing Company"), Engine Power Components, Inc., and Melling Tool Co., effective as of October 29, 2000.

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                               OWOSSO CORPORATION

                         Pro Forma Financial Information

OWOSSO CORPORATION
PRO FORMA FINANCIAL INFORMATION
--------------------------------------------------------------------------------

         On January 24, 2001, Owosso Corporation (the "Company") completed the sale of the stock of Sooner Trailer Manufacturing Company ("Sooner Trailer"), a manufacturer of all-aluminum trailers, primarily horse and livestock, to the McCasland Investment Group of Duncan, Oklahoma and certain members of Sooner Trailer's management. Proceeds from the sale were $11,500,000, subject to certain post-closing adjustments based on changes in working capital, plus the assumption of debt of approximately $670,000.

         In addition, on November 2, 2000, the Company completed the sale of the stock of Dura-Bond Bearing Company ("Dura-Bond") to a joint venture formed by Melling Tool Company of Jackson, Michigan and Engine Power Components, Inc. of Grand Haven, Michigan (the "Joint Venture"). The Joint Venture acquired the stock of Dura-Bond for approximately $5,000,000, subject to certain post-closing adjustments, plus the assumption of debt of approximately $5,000,000.

         On December 4, 2000, the Company completed the sale of the assets associated with the timer and switch line of M.H. Rhodes, Inc. ("Rhodes") to Capewell Components, LLC of South Windsor, Connecticut for cash of approximately $2,000,000, plus the assumption of approximately $400,000 of liabilities. Such sale is not considered significant and has, accordingly, not been reflected in the accompanying pro forma financial information.

         The following pro forma condensed consolidated statement of operations for the year ended October 29, 2000 gives effect to the sales of Sooner Trailer and Dura-Bond as if the transactions had occurred at the beginning of fiscal 2000. The pro forma condensed consolidated balance sheet as of October 29, 2000 gives effect to the sales as if such transactions had occurred as of that date.

         The pro forma financial data presented herein is based on management's estimate of the effects of the sales of Sooner Trailer and Dura-Bond, based upon currently available information and certain assumptions the Company believes are reasonable. The Company does not expect the receipt of additional information to have a material adverse effect on the pro forma financial data. The pro forma condensed consolidated statement of operations for the year ended October 29, 2000 and the pro forma condensed consolidated balance sheet as of October 29, 2000 are unaudited, but in the opinion of management, include all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the results of operations and financial position for the periods presented.

         The pro forma condensed consolidated statement of operations for the year ended October 29, 2000, and the pro forma condensed consolidated balance sheet as of October 29, 2000 are not necessarily indicative of the results of operations or financial position that actually would have been achieved had the transactions described been consummated as of the dates indicated, or that may be achieved in the future.

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OWOSSO CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 29, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          OWOSSO                                       Pro Forma
                                                        Historical       Sooner        Durabond       Adjustments        Pro Forma
                                                        ----------       ------        --------       -----------        ---------
Net sales                                             $ 116,864,000    $         -   $ 8,184,000                      $ 108,680,000

Cost of products sold                                    97,908,000              -     4,721,000                         93,187,000
                                                      -------------    -----------   -----------                      -------------

Gross profit                                             18,956,000              -     3,463,000                         15,493,000

Selling, general and administrative expenses             17,011,000              -     1,924,000                         15,087,000
Write-down of net assets held for sale                    2,800,000              -     1,200,000                          1,600,000
                                                      -------------    -----------   -----------                      -------------

Income (loss) from operations                              (855,000)             -       339,000                         (1,194,000)

Interest expense                                          5,106,000              -       272,000       1,535,000  (a)     3,299,000

Other (income) expense                                      533,000              -      (100,000)                           633,000
                                                      -------------    -----------   -----------      ----------      -------------

Income (loss) before income taxes                        (6,494,000)             -       167,000      (1,535,000)        (5,126,000)

Income tax expense (benefit)                             (1,400,000)             -       593,000        (522,000) (b)    (1,471,000)
                                                      -------------    -----------   -----------      ----------      -------------

Income (loss) from continuing operations                 (5,094,000)             -      (426,000)     (1,013,000)        (3,655,000)

Discontinued operations:
      Income from discontinued operations                    22,000         22,000                                                -
      Loss on disposal of discontinued operations        (8,600,000)    (8,600,000)                                               -
                                                      -------------    -----------   -----------      ----------      -------------

Net income (loss)                                       (13,672,000)    (8,578,000)     (426,000)     (1,013,000)        (3,655,000)

Dividends and accretion on preferred stock               (1,121,000)             -                                       (1,121,000)
                                                      -------------    -----------   -----------      ----------      -------------

Net income (loss) available
      for common shareholders                         $ (14,793,000)    (8,578,000)  $  (426,000)   $ (1,013,000)      $ (4,776,000)
                                                      =============    ===========   ===========    ============       ============

Basic and diluted income (loss) per common share:
      Income (loss) from continuing operations        $       (1.06)                                                   $      (0.82)
      Income (loss) from discontinued operations              (1.47)                                                              -
                                                      -------------                                                    ------------

      Net income (loss) per share                     $       (2.53)                                                   $      (0.82)
                                                      =============                                                    ============

Weighted average number of
      common shares outstanding                           5,844,000                                                       5,844,000
                                                      =============                                                    ============


----------------------
Notes to pro forma adjustments:

      (a) Represents the pro forma reduction in interest expense as a result of the utilization of the net proceeds of the sales to reduce the Company's revolving credit facility.

      (b)  Represents the tax effect of pro forma adjustments.

OWOSSO CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
OCTOBER 29, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                            OWOSSO              Pro Forma
                                                                           Historical           Adjustments             Pro Forma
                                                                           ----------           -----------             ---------
ASSETS

CURRENT ASSETS:
      Cash and cash equivalents                                           $    491,000                                 $    491,000
      Receivables, net                                                      11,973,000                                   11,973,000
      Inventories, net                                                       9,026,000                                    9,026,000
      Net assets held for sale                                               8,664,000           (5,000,000)              3,664,000
      Net assets of discontinued operations held for sale                    9,449,000           (9,449,000)                      -
      Prepaid expenses and other                                             1,243,000                                    1,243,000
      Deferred taxes                                                         1,900,000                                    1,900,000
                                                                          ------------                                 ------------

           Total current assets                                             42,746,000                                   28,297,000

PROPERTY, PLANT AND EQUIPMENT, NET                                          22,058,000                                   22,058,000

GOODWILL, NET                                                               12,796,000                                   12,796,000

OTHER INTANGIBLE ASSETS, NET                                                 6,982,000                                    6,982,000

OTHER ASSETS                                                                 1,172,000                                    1,172,000
                                                                          ------------                                 ------------

TOTAL ASSETS                                                              $ 85,754,000                                 $ 71,305,000
                                                                          ============                                 ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
      Accounts payable - trade                                            $  7,386,000                                 $  7,386,000
      Accrued  compensation and benefits                                     1,807,000                                    1,807,000
      Accrued expenses                                                       3,590,000                                    3,590,000
      Current portion of related party debt                                  1,000,000                                    1,000,000
      Current portion of long-term debt                                     26,816,000          (14,449,000)             12,367,000
                                                                          ------------                                 ------------

           Total current liabilities                                        40,599,000                                   26,150,000

LONG-TERM DEBT, LESS CURRENT PORTION                                        22,463,000                                   22,463,000

POSTRETIREMENT BENEFITS AND OTHER LIABILITIES                                2,323,000                                    2,323,000

DEFERRED TAXES                                                               1,937,000                                    1,937,000

STOCKHOLDERS' EQUITY                                                        18,432,000                                   18,432,000
                                                                          ------------                                 ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                $ 85,754,000                                 $ 71,305,000
                                                                          ============                                 ============


---------
Pro forma adjustments reflect the sale of the Company's Sooner Trailer Manufacturing Company ("Sooner Trailer") and Dura-Bond Bearing Company ("Dura-Bond") subsidiaries. Proceeds from the sales were utilized to reduce the Company's revolving credit facility.

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                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               OWOSSO CORPORATION



 Date:    February 8, 2001              By: /s/ John M. Morrash
                                            -----------------------------------
                                            John M. Morrash
                                            Executive Vice President - Finance,
                                            Chief Financial Officer, and
                                            Treasurer and Secretary